UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2021

HARVEST HEALTH & RECREATION INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of incorporation)

000-56224	84-3264202
(Commission File Number)	(IRS Employer Identification No.)

1155 W. Rio Salado Parkway, Suite 201 Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

(480)-494-2261

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual and special meeting of shareholders of Harvest Health & Recreation Inc. (the “Company”) held virtually at 10:00 AM Pacific Time on August 11, 2021 (the “Meeting”), the Company’s shareholders voted on the following proposals, each of which is described in detail in the Company’s definitive proxy statement/information circular filed with the Securities and Exchange Commission and Canadian securities regulator on July 13, 2021 (the “Circular”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein shall have the meanings given to them in the Circular.

Proposal No. 1 Approval of Arrangement Resolution.

At the Meeting, the shareholders voted to pass a special resolution approving the Arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) whereby, among other things, Trulieve Cannabis Corp. will acquire all of the issued and outstanding shares of the Company, all as more particularly described in the Circular, based on the following votes:

For	Against	Abstain	Broker Non-Votes

552,713,291	766,300	0	13,820,811

Proposal No. 2 To Fix the Number of Directors at Six.

At the Meeting, the shareholders voted to fix the number of directors of the Company for the ensuing year at six based on the following votes:

For	Against	Abstain	Broker Non-Votes

552,843,457	636,134	0	13,820,811

Proposal No. 3 Election of Directors.

At the Meeting, the shareholders voted to elect the following individuals as directors of the Company until the Effective Time of the Arrangement:

	For	Against	Abstain	Broker Non-Votes
Steven M. White	552,721,090	0	758,501	13,820,811
Elroy P. Sailor	552,763,187	0	716,404	13,820,811
Mark Neal Barnard	552,740,548	0	739,043	13,820,811
Eula P. Adams	552,752,735	0	726,856	13,820,811
Michael Scott Atkison	555,749,690	0	729,901	10,820,811
Ana Dutra	552,759,666	0	719,925	13,820,811

Proposal No. 4 Appointment of Auditors.

At the Meeting, the shareholders voted to appoint Haynie & Company, LLC as the auditors of the Company for the ensuing year and to authorize the Company’s board of directors to fix their remuneration and the terms of their engagement based on the following votes:

For	Against	Abstain	Broker Non-Votes

563,020,316	0	982,709	3,297,377

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVEST HEALTH & RECREATION INC.
(Registrant)

By:	/s/ Steven M. White
Steven M. White
Chief Executive Officer

Date: August 11, 2021